EXHIBIT 99



        Premier Auto Trust 1997-3 Structural and Collateral Materials

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither ___________________ ("_____________") nor any of
its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the ____________ Trading Desk at ____________ .

                          Premier Auto Trust 1997-3
             Chrysler Financial Corporation, Seller and Servicer

                             Subject to Revision

                      Term Sheet dated September 8, 1997

Issuer......................  Premier Auto Trust 1997-3 (the "Trust" or the
                              "Issuer").

The Notes...................  (i) Class A-1 _____% Asset Backed Notes (the
                              "Class A-1 Notes") in the aggregate initial principal amount of $225,000,000. The Class A-1 Notes are not being offered hereby;

                              (ii) Class A-2 ____% Asset Backed Notes (the
                              "Class A-2 Notes") in the aggregate initial principal amount of $225,000,000;

                              (iii) Class A-3 _____% Asset Backed Notes (the "Class A-3 Notes") in the aggregate initial principal amount of $240,000,000;

                              (iv) Class A-4 _____% Asset Backed Notes (the "Class A-4 Notes") in the aggregate initial principal amount of $175,000,000; and

                              (v) Class A-5 _____% Asset Backed Notes (the
                              "Class A-5 Notes" and, together, with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4, the "Class A Notes") in the aggregate initial principal amount of $290,000,000; and

                              (vi) Class B __% Asset Backed Notes (the "Class B Notes" and together with the Class A Notes, the "Notes") in the aggregate initial principal amount of $45,000,000. The Class B Notes are subordinated to the Class A Notes to the extent described herein.

Terms of the Notes:

  A.  Distribution Dates....  Payments of interest and principal on the Notes will be made on the sixth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing October 6, 1997.

  B.  Interest Rates........  The Notes will have fixed interest rates.

  C.  Interest..............  Interest on the outstanding principal amount of any Class of Notes, other than the Class A-1
                              Notes, will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the sixth day of the month preceding the month of a Distribution Date to and including the fifth day of the month of such Distribution Date (each, an "Interest Accrual Period"). Interest on the outstanding principal amount of the Class A-1 Notes will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "Class A-1 Interest Accrual Period"). Interest on each class of Notes, other than the Class A-1 Notes, will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the Class A-1 Interest Accrual Period divided by 360. The failure to pay interest on the Class B Notes will not be an Event of Default unless the Class A-5 Notes have been paid in full.

  D.  Principal.............  Except during the Release Period described below under "Overcollateralization and Release of Initial Overcollateralization Amount", principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount for the calendar month (the "Collection Period") preceding such Distribution Date to the extent of funds available therefor. The "Noteholders' Principal Distributable Amount" will equal (i) the Regular Principal Distribution Amount plus
                              (ii) the Accelerated Principal Distribution
                              Amount. The "Regular Principal Distribution
                              Amount" with respect to any Distribution Date will generally equal the amount of principal paid plus the principal balance of liquidated defaulted Receivables. The "Accelerated Principal Distribution Amount" with respect to a Distribution Date will equal the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), (b) the interest due on the Notes, (c) the Regular Principal Distribution Amount, and (d) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date.

                              During the Release Period, the principal of the Notes payable on each Distribution Date will equal the Release Period Noteholders' Principal Distributable Amount described below under "Overcollateralization and Release of Initial Overcollateralization Amount".

                              No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full; (iv) on the Class A-5 Notes until the Class A-4 Notes have been paid in full or; (v) on the Class B Notes until the Class A-5 Notes have been paid in full.

                              The outstanding principal amount of the Class A-1 Notes, to the extent not previously paid, will be payable on the June 1998 Distribution Date (the "Class A-1 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the August 1999 Distribution Date (the "Class A-2 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the June 2000 Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the January 2001 Distribution Date (the "Class A-4 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-5 Notes, to the extent not previously paid, will be payable on the January 2002 Distribution Date (the "Class A-5 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class B Notes, to the extent not previously paid, will be payable on the January 2003 Distribution Date (the "Class B Final Scheduled Distribution Date").

  E.  Optional Redemption...  The outstanding Class A-5 Notes and Class B
                              Notes will be subject to redemption in whole, but not in part, on any Distribution Date by the Servicer when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance (as defined below).

Overcollateralization
 and Release of Initial
 Overcollateralization
 Amount.....................  The initial aggregate principal balance of the
                              Receivables as of September 5, 1997
                              ($1,260,014,969.63) (the "Initial Pool Balance")
                              will exceed the initial aggregate principal amount of Notes ($1,200,000,000.00) (the
                              "Initial Note Principal Balance") by an amount equal to $60,014,969.63 (the "Initial Overcollateralization Amount"), which is approximately 5.00% of the Initial Note Principal Balance. Unless offset by losses on the Receivables or the release of cash during the Release Period as described below, the distribution of the Accelerated Principal Distribution Amount, if any, on a Distribution Date is expected to cause the aggregate principal amount of the Notes to decrease faster than the Pool Balance decreases, thereby increasing the Overcollateralization Amount.
                              The "Overcollateralization Amount" in respect of a Distribution Date is equal to (a) the Pool Balance as of the end of the related
                              Collection Period (the "Related Pool Balance") minus (b) the aggregate outstanding amount of Notes after giving effect to payments made on the Notes on such Distribution Date (the
                              "Note

                                        Amount").

                              Subject to the conditions set forth below, on each Distribution Date during the Release Period (as defined below), the amount of principal distributable on the Notes will be the Release Period Noteholders' Principal Distributable Amount rather than the Noteholders' Principal Distributable Amount. The "Release Period Noteholders' Principal Distributable Amount" shall equal, on any Distribution Date during the Release Period, the excess of (a) the Note Amount on such Distribution Date (prior to giving effect to any distributions on such Distribution Date) over (b) the product of (1) 94.5% and (2) the Related Pool Balance. On each Distribution Date during the Release Period, any portion of the Total Distributable Amount which remains after payment of (a) the Servicing Fee, (b) the Noteholders' Interest Distributable Amount, (c) the Release Period Noteholders' Principal Distributable Amount and (d) any amount required to increase the amount in the Reserve Account to the Specified Reserve Account Balance will be released to the Trust and then to the Company (such released amount being the "Cash Release Amount" or "Cash Release"). The cumulative amount of all Cash Releases during the Release Period shall not exceed the Initial Overcollateralization Amount.

                              The release of cash to the Trust, and then to the Company, as described above is subject to the satisfaction of all of the following conditions:

                                   (1) No Cash Release will be permitted
                                   until the date (the "First Release
                                   Distribution Date") that is the later of
                                   (a) the Distribution Date following the
                                   Distribution Date on which the
                                   Overcollateralization Amount is at least equal to:

                                  [Initial Overcollateralization Amount]
                                                   plus
                                   [2% x (Related Pool Balance for such
                                       preceding Distribution Date
                                                   minus
                                   Initial Overcollateralization Amount)]

                                   and (b) the Distribution Date following
                                   the Distribution Date on which the Class
                                   A-1 Notes have been repaid in full.

                                   (2) (a) The amount in the Reserve Account shall be equal to the applicable Specified Reserve Account Balance and (b) the cumulative amount of the Cash Releases will not exceed the Initial
                                   Overcollateralization Amount.

                              On the Distribution Date (the "Last Release
                              Distribution Date") on which the cumulative amount of the Cash Releases equals the Initial Overcollateralization Amount, the amount of principal distributable to the Noteholders will be the Noteholders' Principal

                              Distributable Amount less the Cash Release
                              Amount released on such Distribution Date. On each Distribution Date thereafter, the full Noteholders' Monthly Principal Distributable Amount will be distributable as principal to the Noteholders. The "Release Period" is the period from the First Release Distribution Date to the Last Release Distribution Date. Any Cash Release released to the Company will not be available to make payments on the Notes.

Reserve Account.............  The "Reserve Account" will be created with an initial deposit by CFC on the Closing Date of cash or Eligible Investments having a value at least equal to $12,000,000 (the "Specified Reserve Account Amount"), which is 1% of the Initial Note Principal Balance. If the Overcollateralization Percentage at any time on or after the Last Release Distribution Date equals at least 7.75%, the Specified Reserve Account Balance will be $9,000,000, which is 0.75% of the Initial Note Principal Balance. The "Overcollateralization Percentage" in respect of a Distribution Date is the percentage derived from a fraction, the numerator of which is the Overcollateralization Amount for such Distribution date and the denominator of which is the Related Pool Balance.

                              Funds will be withdrawn from the Reserve
                              Account to cover any shortfalls in the amounts due to the Noteholders. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Account Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders.

                              The "Pool Balance" at any time will represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments received from Obligors and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Priority of Payments;
Subordination of
Class B Notes...............  Collections in respect of the Receivables for each Collection Period will be applied in the following order of priority: (i) the Servicing Fee, together with any previously unpaid Servicing Fees, (ii) amounts payable to the Noteholders, which amounts will be applied, first, to pay interest and principal on the Class A Notes and, second, to pay interest and principal on the Class B Notes, (iii) amounts, if any, to the Reserve Account up to the Specified Reserve Account Balance, and
                              (iv) the remaining balance, if any, to the Company. In addition, Cash Releases will be made as described above under
                              "Overcollateralization and

                              Release of Initial Overcollateralization
                              Amount".

Rating of the Notes.........  The Class A Notes will be rated in the highest investment rating category by at least two nationally recognized rating agencies. The Class B Notes will be rated at least in the "A" category or its equivalent by such rating agencies.

The Receivables Pool

           As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

           Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                          Premier Auto Trust 1997-3
                     Composition of the Receivables Pool

                                                                  Weighted
                                                                   Average          Weighted          Average
  Weighted Average     Aggregate Principal      Number of         Remaining          Average         Principal
 APR of Receivables          Balance           Receivables          Term          Original Term       Balance
 ------------------    -------------------     -----------        ---------       -------------      ----------
       9.31%            $1,260,014,969.63        82,899         53.70 months      56.92 months       $15,199.40


           Approximately 73.15% of the aggregate principal balance of the Receivables, constituting 66.16% of the number of the Receivables, represent new vehicles, and approximately 26.85% of the aggregate principal balance of the Receivables, constituting 33.84% of the number of the Receivables, represent used vehicles. Approximately 76.24% of the aggregate principal balance of the Receivables represent vehicles manufactured or distributed by Chrysler and approximately 23.76% of the Initial Pool Balance represents financing of vehicles manufactured or distributed by vehicle manufacturers other than Chrysler. All of the Receivables are Simple Interest Receivables.

                          Premier Auto Trust 1997-3
                 Distribution by APR of the Receivables Pool

                                              Number of            Aggregate           Percent of Aggregate
                 APR Range                   Receivables       Principal Balance       Principal Balance(1)
                 ---------                   -----------       -----------------       --------------------
0.00% to 5.00%..............................      18,566        $  317,049,810.44                 25.2%

5.01% to 6.00%..............................          52               703,659.51                  0.1

6.01% to 7.00%..............................         290             4,774,547.91                  0.4

7.01% to 8.00%..............................       5,597            87,372,545.18                  6.9

8.01% to 9.00%..............................      12,999           203,662,387.52                 16.2

9.01% to 10.00%.............................      12,070           182,420,236.65                 14.5

10.01% to 11.00%............................       7,276           109,239,474.23                  8.7

11.01% to 12.00%............................       6,242            91,676,201.72                  7.3

12.01% to 13.00%............................       5,520            79,495,242.11                  6.3

13.01% to 14.00%............................       3,705            49,820,144.15                  4.0

14.01% to 15.00%............................       2,599            33,752,648.18                  2.7

15.01% to 16.00%............................       1,460            18,575,778.69                  1.5

16.01% to 17.00%............................       1,289            17,196,879.01                  1.4

17.01% to 18.00%............................       2,563            36,010,067.24                  2.9

Greater than 18.00%.........................       2,671            28,265,347.09                  2.2
                                                  ------        -----------------                -----

     Totals.................................      82,899        $1,260,014,969.63                100.0%
                                                  ======        =================                =====

- ---------

(1)  Percentages may not add to 100.0% because of rounding.

                          Premier Auto Trust 1997-3
              Geographic Distribution of the Receivables Pool(1)


                                             Percent of                                           Percent of
                                              Aggregate                                           Aggregate
                                              Principal                                           Principal
State                                        Balance(2)        State                              Balance(2)
- -----                                        ----------        -----                              ----------
Alabama...............................          1.2%       Montana............................       0.1%
Alaska................................          0.1        Nebraska...........................       0.4
Arizona...............................          1.4        Nevada.............................       0.4
Arkansas..............................          2.3        New Hampshire......................       1.3
California............................          4.5        New Jersey.........................       4.6
Colorado..............................          0.6        New Mexico.........................       0.4
Connecticut...........................          1.0        New York...........................       5.9
Delaware..............................          0.3        North Carolina.....................       2.2
District of Columbia..................          0.0        North Dakota.......................       0.5
Florida...............................          4.8        Ohio...............................       3.5
Georgia...............................          2.9        Oklahoma...........................       1.1
Hawaii................................          0.3        Oregon.............................       0.6
Idaho.................................          0.1        Pennsylvania.......................       4.6
Illinois..............................          4.7        Rhode Island.......................       0.3
Indiana...............................          7.0        South Carolina.....................       0.8
Iowa..................................          1.2        South Dakota.......................       0.3
Kansas................................          1.1        Tennessee..........................       2.1
Kentucky..............................          3.9        Texas..............................       5.9
Louisiana.............................          1.8        Utah...............................       0.2
Maine.................................          0.4        Vermont............................       0.2
Maryland..............................          4.7        Virginia...........................       2.7
Massachusetts.........................          2.6        Washington.........................       0.6
Michigan..............................          3.0        West Virginia......................       0.4
Minnesota.............................          3.1        Wisconsin..........................       3.6
Mississippi...........................          0.8        Wyoming............................       0.1
Missouri..............................          3.3                                                -----
                                                              Totals..........................     100.0%
                                                                                                   ======

- ---------

(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.

Delinquencies, Repossessions and Net Losses

           Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                          Delinquency Experience(1)
                            (Dollars in Millions)



                                               At June 30,                                  At December 31,
                       ----------------------------------------------------------------------------------------------------

                                 1997                       1996                    1996                         1995
                         -------------------       -------------------       ------------------        --------------------
                            Number                   Number                    Number                    Number
                              of                       of                        of                        of
                          Contracts   Amount       Contracts    Amount       Contracts    Amount       Contracts    Amount
                          ---------   ------       ---------    ------       ---------    ------       ---------    ------
Portfolio.............   1,689,018    $21,257      1,673,622    $21,138      1,679,880    $21,197      1,653,533    $20,913
Period of Delinquency
 31-60 Days...........      48,913    $   619         48,199    $   624         65,297    $   843         55,507    $   720
 61 Days or More......       9,050        132          4,899         72          8,175        118          6,792        100
                         ---------     ------      ---------     ------      ---------     ------      ---------     ------
Total Delinquencies...      57,963    $   751         53,098    $   696         73,472    $   961         62,299    $   820
Total Delinquencies as
    a Percent of the
    Portfolio.........       3.43%      3.53%          3.17%      3.29%          4.37%      4.53%          3.77%      3.92%



                                                             At December 31,
                         ----------------------------------------------------------------------------------------

                                     1994                            1993                         1992
                          ---------------------------     ---------------------------   -------------------------
                          Number of                       Number of                     Number of
                          Contracts      Amount           Contracts     Amount          Contracts    Amount
                          ---------      ------           ---------     ------          ---------    ------
Portfolio.............     1,444,736       $16,977         1,352,218      $14,116       1,344,799     $12,082

Period of Delinquency
  31-60 Days..........        25,888      $    293            16,350     $    153          15,964    $    134
  61 Days or More.....         2,085            27             1,383           15           1,376          13
                           ---------       -------         ---------      -------       ---------     -------
Total Delinquencies...        27,973      $    320            17,733     $    168          17,340    $    147

Total Delinquencies as
  a Percent of the
  Portfolio...........          1.94%         1.88%             1.31%        1.19%           1.29%       1.22%

- ---------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.


                    Credit Loss/Repossession Experience(1)
                            (Dollars in Millions)

                                    Six-Months Ended
                                        June 30,                              Year Ended December 31,
                                 ----------------------   ----------------------------------------------------------------

                                    1997        1996         1996          1995       1994        1993        1992
                                    ----        ----         ----          ----       ----        ----        ----

Average Amount Outstanding
  During the Period.............    $21,135     $20,888      $21,062      $19,486      $15,517       $12,882       $11,818

Average Number of Contracts
  Outstanding During the Period.  1,680,186   1,659,755    1,671,405    1,572,963    1,396,497     1,341,084     1,382,898

Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer.................       9.72%       9.14%        9.05%        14.8%        17.0%         16.2%         15.8%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding(2)................       3.06%       3.80%        3.82%        3.05%        2.36%         2.15%         2.31%

Net Losses as a Percent of
  Liquidations(3)(4)............       2.62%       3.12%        3.17%        2.25%        1.38%         1.34%         1.71%

Net Losses as a Percent of
  Average Amount Outstanding(2)(3)     1.48%       1.67%        1.68%        1.16%        0.73%         0.75%         0.97%

- ---------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the six months ended June 30, 1997 and 1996 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

    Notwithstanding the improvement in credit loans for the first six months of 1997, increased credit loss experience may continue while actions are taken to improve the credit mix, collections and servicing of the Seller's automotive retail receivables. No assurance can be given as to future results.

    The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 2.50% of the Receivables represent contracts with recourse to Dealers.

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